EXHIBIT 10.u

                   FIRST AMENDMENT TO LOAN FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO THE LOAN FACILITY AGREEMENT (the "First Amendment") is made this 4th day of December, 1998, by and between ALMIRA ENTERPRISES, INC. ("Almira"), AZURE INVESTMENTS, INC. ("Azure"), EFFJOHN INTERNATIONAL CRUISE HOLDINGS, INC. ("EffJohn"), NEW COMMODORE CRUISE LINES LIMITED ("New Commodore") and COMMODORE HOLDINGS LIMITED ("Commodore").

                              W I T N E S S E T H:

         WHEREAS, Almira, Azure, EffJohn, New Commodore and Commodore entered into a loan facility agreement dated July 14, 1995 (the "Loan Agreement");

         WHEREAS, by the Loan Agreement, EffJohn made available to Almira and Azure a loan facility in the amount of twenty-four million five hundred thousand dollars (US$24,500,00) (the "Loan");

         WHEREAS, as security for its obligation under the Loan Agreement, Azure provided EffJohn a mortgage on the M/V Enchanted Seas (the "Vessel"), a Vessel owned and registered to Azure;

         WHEREAS, as further security for its obligations under the Loan Agreement, Azure and New Commodore executed a First Priority Tripartite Deed in respect of the M/V Enchanted Seas (the "Tripartite Deed");

         WHEREAS, pursuant to the Tripartite Deed, Azure and New Commodore assigned to EffJohn all of its right, title and interest in the bareboat charter dated July 14, 1995 by and between Azure and New Commodore for the charter of the Vessel (the "Bareboat Charter");

         WHEREAS, as further security for its obligations as guarantor under the Loan Agreement, New Commodore executed a First Priority Charge over the Shares of Azure;

         WHEREAS, as security for its obligation under the Loan Agreement Almira provided EffJohn a mortgage on the M/V Enchanted Isle (the "Isle") (the "Isle Mortgage"), a vessel owned and registered to Almira;

         WHEREAS, by a Loan Agreement entered into on October 21, 1991, as amended in March 1993, March 1994 and July 1995 (the "EffJohn Loan Agreement"), Merita Bank, PLC ("Merita") made available to EffJohn thirty-two million dollars (US$32,000,000);

         WHEREAS, on July 14, 1995, as security for EffJohn's obligation under the EffJohn Loan Agreement, EffJohn assigned its interest in the Isle Mortgage to Merita;

         WHEREAS, pursuant to EffJohn's agreement with Azure, EffJohn has entered into an agreement with Merita whereby EffJohn will remit the outstanding indebtedness due under the EffJohn Loan Agreement, in exchange for Merita agreeing to re-assign to EffJohn, all of Merita's interest in the Security Documents, as defined in this First Amendment, including the Isle Mortgage;

         WHEREAS, Azure and EffJohn have entered into an agreement whereby Azure will remit US$8,052,758 to EffJohn (and another US$500,000 for the discharge of New Commodore's obligations under Section 10.3 in the Loan Agreement), all in prepayment of the Loan, and EffJohn will release all of its right, interest and title in the Vessel, the shares of Azure and the Bareboat Charter, insurances, earnings, requisition compensation and all earnings whatsoever in connection with the Bareboat Charter, and release Azure from any further obligations under the Loan Agreement.

         NOW, THEREFORE, in consideration for the payment of US$8,552,758 by Azure, the receipt of which is hereby acknowledged by EffJohn, the mutual promises contained herein, and other good and valuable consideration, the parties agree as follows:

1. With respect to paragraph 1 of the introductory paragraphs, the following term will be deleted:

                  "Azure Investments, Inc. ("Azure)."

         The term "Borrower" will refer only to Almira Enterprises, Inc.

2.       DEFINTIONS:

         (a) With respect to Section 1.2 of the Loan Agreement, the following terms will be redefined as follows:

                  "Account Pledges" - together the first priority pledge over the Operating Account and the Retention Account to be executed by the Bareboat Charterer and the Borrower in favor of the Lender and the second priority pledge over the FMC Account to be executed by the Bareboat Charterer in favor of the Lender;

                  "Charter" - the Isle Charter;

                  "FMC Accounts" - together the FMC Collateral Account and the Isle FMC Account;

                  "Mortgage" - the first preferred Panamanian mortgage over the Vessel to be entered into by the Borrower in favor of Lender in respect of its Vessel;

                  "Obligors" - the Borrower and the Guarantors;


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

                  "Purchase Documents" - the Isle MOA and all documents, contracts, agreements, bill of sale and other documents whereby the Borrower has contracted to purchase and will acquire title to the Vessel from the Vendor;

                  "Security Documents" - this Agreement, the Mortgage, the Isle Tripartite Deed, the Pledge, the Account Pledge, the Trademark Re-assignment and the Technical Manager's Subordination Undertaking and where the context otherwise admits any other securities, guarantees or undertakings whatsoever which the Borrower has agreed to procure and/or which may be executed at any time in respect of the Loan;

                  "Technical Management Agreement" - the agreement to be entered into between Bareboat Charterer and the Technical Manager in respect of the technical management of the Vessel;

                  "Vessel" - Isle.

         (b) With respect to Section 1.2 of the Loan Agreement, and any references therein, the following terms will be changed:

                  "Charters" to "Charter"

                  "Vessels" to "Vessel"

                  "Mortgages" to "Mortgage"

                  "Borrowers" to "Borrower"

                  "Pledges" to "Pledge"

                  "Technical Management Agreements" to "Technical Management Agreement"

         (c) With respect to Section 1.2 of the Loan Agreement and any references therein, the following terms and definitions will be deleted:

                  "Lay-Up Charter"

                  "Lay-Up Charterer"

                  "Lay-Up Period"

                  "Lay-Up Tripartite Deed"

                  "Lender's Assignment"

                  "Seas"

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

                  "Seas Charter"

                  "Seas FMC Account"

                  "Seas MOA"

                  "Seas Tripartite Deed"

                  "Tripartite Deeds"

3. Any reference in the Loan Agreement to the following terms shall be changed as follows:

                  "each Vessel" or "either Vessel" to "the Vessel"

                  "each Borrower," "either Borrower" or "relevant Borrower" to "the Borrower"

                  "Tripartite Deeds" to "Isle Tripartite Deed"

4. With respect to the second line in Section 7.1 starting with the word "over", the entire text shall be deleted and the following language inserted:

                  "as provided for in the amortization schedule attached hereto as Exhibit A."

5. With respect to the third line in Section 7.3 the word "first" shall be deleted. With respect to the fourth line in Section 7.3 the parenthetical information shall be deleted and the following language inserted:

                  "of the Outstanding Indebtedness."

         With respect to the sixth line through the fifteenth line the entire text shall be deleted.

6. With respect to the third line through the fourteenth line in Section 7.4 starting with the word "in", the entire text shall be deleted and the following language inserted:

                  "of the Outstanding Indebtedness."

7. With respect to the fifth line through the ninth line in Section 8.1 starting with the word "save", the entire text shall be deleted.

8. With respect to Section 10.3, it shall be deleted.

9. With respect to the sixth line of section 14.1(b), the word "relevant" shall be deleted.

10. With respect to Section 15.1(l), it shall be deleted.


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

11. The parties hereby agree that any fees (including those incurred by EffJohn and Merita) incurred in connection with the preparation of this First Amendment and the documents contemplated herein and consummation of the transactions contemplated hereby, including any breakage costs (if any) as a consequence of the prepayment made by EffJohn to Merita which costs presently amount to zero (the amount being subject to change if the date of prepayment should change), shall be paid by New Commodore.

12. In the event of conflict between this First Amendment and the Loan Agreement, this First Amendment shall control to the extent of any such conflict. Expect as expressly set forth in this First Amendment, the Loan Agreement is hereby ratified and confirmed as written.


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

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

         THIS FIRST AMENDMENT may be execute in any number of counterparts, all of which shall constitute one and the same instrument.

                                    ALMIRA ENTERPRISES, INC.

                                    By:     /s/ Frederick A. Mayer
                                            -----------------------------------
                                    Name:      Frederick A. Mayer
                                    Title:     Attorney-in-Fact


                                    AZURE INVESTMENTS, INC.

                                    By:     /s/ Frederick A. Mayer
                                            -----------------------------------
                                    Name:      Frederick A. Mayer
                                    Title:     Attorney-in-Fact


                                    EFFJOHN INTERNATIONAL CRUISE HOLDINGS, INC.

                                    By:     /s/ Thomas Forss
                                            -----------------------------------
                                    Name:      Thomas Forss
                                    Title:     Director

                                    NEW COMMODORE CRUISE LINES LIMITED

                                    By:     /s/ Frederick A. Mayer
                                            -----------------------------------
                                    Name:      Frederick A. Mayer
                                    Title:     Chairman of the Board

                                    COMMODORE HOLDINGS LIMITED

                                    By:     /s/ Frederick A. Mayer
                                            -----------------------------------
                                    Name:      Frederick A. Mayer
                                    Title:     Vice Chairman of the Board

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

                              EXHIBIT A

                               BEG             # OF       PRINC
                               PRINC           DAYS       PMTS

1998         1-Dec-98        16,105,515         16      (8,552,758)
            15-Dec-98         7,552,757         14        (171,654)
1999        15-Jan-99         7,381,103         31        (171,654)
            15-Feb-99         7,209,449         31        (171,654)
            15-Mar-99         7,037,795         28        (171,654)
            15-Apr-99         6,866,141         31        (171,654)
            15-May-99         6,694,487         30        (171,654)
            15-Jun-99         6,522,833         31        (171,654)
            15-Jul-99         6,351,179         30        (171,654)
            15-Aug-99         6,179,525         31        (171,654)
            15-Sep-99         6,007,871         31        (171,654)
            15-Oct-99         5,836,217         30        (171,654)
            15-Nov-99         5,664,563         31        (171,654)
            15-Dec-99         5,492,909         30        (171,654)
2000        15-Jan-99         5,321,255         31        (171,654)
            15-Feb-99         5,149,601         31        (171,654)
            15-Mar-99         4,977,947         29        (171,654)
            15-Apr-99         4,806,293         31        (171,654)
            15-May-99         4,634,639         30        (171,654)
            15-Jun-99         4,462,985         31        (171,654)
            15-Jul-99         4,291,331         30        (171,654)
            15-Aug-99         4,119,677         31        (171,654)
            15-Sep-99         3,948,023         31        (171,654)
            15-Oct-99         3,776,369         30        (171,654)
            15-Nov-99         3,604,715         31        (171,654)
            15-Dec-99         3,433,061         30        (171,654)
2001        15-Jan-99         3,261,407         31        (171,654)
            15-Feb-99         3,089,753         31        (171,654)
            15-Mar-99         2,918,099         28        (171,654)
            15-Apr-99         2,746,445         31        (171,654)
            15-May-99         2,574,791         30        (171,654)
            15-Jun-99         2,403,137         31        (171,654)
            15-Jul-99         2,231,483         30        (171,654)
            15-Aug-99         2,059,829         31        (171,654)
            15-Sep-99         1,888,175         31        (171,654)
            15-Oct-99         1,716,521         30        (171,654)
            15-Nov-99         1,544,867         31        (171,654)
            15-Dec-99         1,373,213         30        (171,654)
2002        15-Jan-99         1,201,559         31        (171,654)
            15-Feb-99         1,029,905         31        (171,654)
            15-Mar-99           858,251         28        (171,654)
            15-Apr-99           686,597         31        (171,654)


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            15-May-99           514,943         30        (171,654)
            15-Jun-99           343,289         31        (171,654)
            15-Jul-99           171,635         30        (171,635)
            15-Aug-99                 0         31               -

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